Microsoft Word 11.0.6502;77Q(1)(a): Copies of any material amendments to the registrant's charter or by-laws
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         Amendment No. 1 to Amended and Restated By-Laws dated November 4, 2004 is incorporated by reference to Exhibit (b)(4) of Post-Effective Amendment
 No. 9 of the registration statement on Form N-1A filed with the Securities and Exchange Commission on February 23, 2005
 (Accession No. 0000950122-05-002150).